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                                                                   Exhibit 10.33



                      COLLATERAL ASSIGNMENT AND PLEDGE OF
                AGREEMENTS AND CONDITIONAL ASSIGNMENTS OF LEASE
                                      AND
                        PURCHASE MONEY PROMISSORY NOTES

     THIS ASSIGNMENT, made this 9th day of December, 1997 by OCEAN PALMS
RESORT, INC., a Florida corporation, with offices located at 1200 North Ocean Blvd.,Pompano Beach, FL 33062, joined by OCEAN PALMS DEVELOPMENT CORPORATION, a Florida corporation, with offices located at 1200 North Ocean Blvd., Pompano Beach, FL 33062 (hereinafter collectively referred to as "ASSIGNOR") to the TRUSTEE OF THE M.B. CO., INC. PENSION PLAN, the TRUSTEE OF THE MENSWEAR-BOYSWEAR CO., INC. PENSION PLAN, the TRUSTEE OF THE DOMENICK GRECO REVOCABLE TRUST, STANLEY ELKMAN, the TRUSTEE OF THE ARTHUR A. KOBER CO., INC. EMPLOYEES PROFIT SHARING FUND, and MORTON J. BERMAN, with offices located at 4541 White Cedar Lane. Delray Beach, FL 33044 (hereinafter referred to as "ASSIGNEE");

                                  WITNESSETH:

     THAT WHEREAS, ASSIGNEE is the owner and holder of that certain promissory note dated the 26th day of February 1992 made by Lucaya Beach Hotel Corporation in favor of to Del-Aire Management Co., Inc. in the original principal amount of ONE MILLION TWO-HUNDRED THOUSAND DOLLARS ($1,200,000.00)(the "Note"), which Note is secured by that certain Purchase Money Leasehold Mortgage and Security Agreement made by Lucaya Beach Hotel Corporation in favor of Del-Aire Management Co., Inc. dated the 26th day of February 1992, and recorded the 28th day of February, 1992 in Official Records Book 19218, Page 815, of the Public Records of Broward County, Florida, as modified by Mortgage and Note Modification Agreement dated the 22nd day of January, 1997 and recorded 3rd day of February, 1997 in Official Records Book 25980, Page 735, of the Public Records of Broward County, Florida (the "Mortgage"); and

     WHEREAS, ASSIGNOR is the owner and holder of certain Promissory Notes and Agreements And Conditional Assignments Of Lease which Promissory Notes and Agreements And Conditional Assignments Of Lease ASSIGNOR has agreed to assign to ASSIGNEE to further secure the Note; and

     WHEREAS, ASSIGNOR by these presents, desires to assign to ASSIGNEE the said Promissory Notes and Agreements And Conditional Assignments Of Lease, the same being more specifically listed and described in Schedule "A" attached hereto and by reference made a part hereof, to ASSIGNEE to further secure the Note;

     NOW THEREFORE, in consideration of the premises, the sum of Ten and no! 100 Dollars ($10.00) in hand paid by ASSIGNEE TO ASSIGNOR, and other good and valuable consideration, the receipt of which is hereby acknowledged by ASSIGNOR, the ASSIGNOR does hereby transfer, set over, assign and convey unto ASSIGNEE, its successors and assigns, (i) all right, title and interest of ASSIGNOR in and to the hereinafter described Promissory Notes and Agreements And Conditional
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Assignments Of Lease, (ii) all right, title and interest of ASSIGNOR as Grantee under the Agreements And Conditional Assignments Of Lease, (iii) the indebtedness secured by the Agreements And Conditional Assignments Of Lease and evidenced by the Promissory Notes, and (iv) all rights, powers and privileges conferred by the Promissory Notes and Agreements And Conditional Assignments Of Lease; provided, however, that this Assignment is a collateral assignment subject to the terms hereof and subject to the terms regarding same set forth in paragraph 5 of that certain Mortgage and Note Modification Agreement dated the 22nd day of January, 1997 and recorded 3rd day of February, 1997 in Official Records Book 25980, Page 735, of the Public Records of Broward County, Florida.

The Promissory Notes and Agreements And Conditional Assignments Of Lease assigned hereby are the following:

SEE SCHEDULE "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF.

1.     Term and Conditions of Assignment. This Assignment is irrevocable until
       ---------------------- ----------
the entire indebtedness secured by the Mortgage, including future advances made thereunder, together with any renewals thereof, shall be paid in full. So long as no default has occurred and is continuing under the terms and conditions of the Note, Mortgage or any modifications, renewals or extensions thereof, ASSIGNOR shall have the right to collect all payments and other charges arising from the Promissory Notes and Agreements And Conditional Assignments Of Lease and shall disburse same as provided for the Mortgage (or in any modification thereof). In the event of default and so long as such default shall continue, ASSIGNEE shall have the right and privilege of directly receiving the payments and other charges arising from the Promissory Notes and Agreements And Conditional Assignments Of Lease pledged hereby and may designate an agent, which agent may be ASSIGNOR, to collect and disburse said moneys and apply same on the Mortgage. ASSIGNOR warrants and represents that it is the owner and holder of the Promissory Notes and Agreements And Conditional Assignments Of Lease.

2.     Power of Attorney. ASSIGNOR does hereby appoint ASSIGNEE as ASSIGNOR's
       ----- -- --------
true and lawful, irrevocable attorney in fact to demand, receive, and enforce payment, to give receipts, releases, and satisfactions and to sue either in the name of ASSIGNOR or in the name of ASSIGNEE for all payments and other charges arising from the Promissory Notes and Agreements And Conditional Assignments Of Lease. All sums so collected may be applied by ASSIGNEE to the payment of any sums then due upon the Note, Mortgage or other obligations relating to same. The exercise by ASSIGNEE of the rights under this paragraph shall neither impair nor constitute a waiver of any other rights or remedies which ASSIGNEE may have under the Note, Mortgage or any other document or instrument related to the loan represented by the Note, or otherwise, but the remedy hereby given shall be in addition to all others which ASSIGNEE may have. ASSIGNOR does hereby authorize and direct the payors under the Promissory Notes and Agreements And Conditional Assignments Of Lease to pay over to ASSIGNEE all payments and other charges arising from the Promissory Notes and Agreements And Conditional Assignments Of Lease upon written notice and request from ASSIGNEE and any such payment by any payor to ASSIGNEE shall constitute a full release and discharge to the extent of such payments as fully as though they had been made to ASSIGNOR.

3.     ASSIGNOR's Obligation. ASSIGNOR shall observe and perform all the
       ---------------------
obligations imposed upon the payee/assignee under the Promissory Notes and
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Agreements And Condition~1 Assignments Of Lease: not collect any of the payments under the Promissory Notes and Agreements And Conditional Assignments Of Lease in advance of the time when the same shall become due (unless an appropriate portion thereof is paid to ASSIGNEE in accordance with the provisions of the Mortgage, including all modifications thereof]); not execute any other assignment of ASSIGNOR's interest unless such assignment is expressly made subject to this Assignment; and not alter, modify or change the terms of the Promissory Notes and Agreements And Conditional Assignments Of Lease or cancel same or accept a surrender thereof without the prior written consent of ASSIGNEE.

4.     Satisfaction. Upon the recordation in the public records of Broward
       ------------
County, Florida of a proper satisfaction of the Note and Mortgage, this Assignment shall become void and of no further force or effect, even without the recordation of any instrument specifically making reference to same; provided, however, that upon the request of the ASSIGNOR, ASSIGNEE shall execute and deliver to ASSIGNOR a reassignment of the Promissory Notes and Agreements And Conditional Assignments Of Lease.

5.  Miscellaneous.  This Assignment shall inure to the benefit of ASSIGNEE, its
    -------------
successors and assigns, and any subsequent holder of the Note and Mortgage and shall be binding upon ASSIGNOR and upon any obligor upon the Note or Mortgage.

6.  WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, THE ASSIGNOR
    --------------------
HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY AGREES THAT: (A)
NEITHER THE ASSIGNOR NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING
FROM OR BASED UPON THIS AGREEMENT, ANY OTHER LOAN AGREEMENT OR ANY
LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR
TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;
(B) NEITHER THE ASSIGNOR NOR ASSIGNEE WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED; (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND
THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS; (D) NEITHER THE ASSIGNOR NOR ASSIGNEE HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR ASSIGNEE TO ENTER INTO THIS TRANSACTION.

     IN WITNESS WHEREOF, the undersigned ASSIGNOR has hereunto set its hand and affixed its seal the day and year first above written.

In the Presence of:                     OCEAN PALMS RESORT, INC., a
                                        Florida Corporation

/s/ Michael M. Wallack                  /s/ Diane Bloom
                                        By:
                                         Diane Bloom, President
                                           (CORPORATE SEAL)
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/s/ Michael M. Wallack                  OCEAN PALMS DEVELOPMENT
                                        CORPORATION, a Florida corporation

                                        By: /s/ Diane Bloom
                                        Diane Bloom, President



State of Florida
 County of Broward

          The foregoing instrument was acknowledged before me this 9th day of December, 1997, by DIANE BLOOM as President of OCEAN PALMS RESORT, INC., a Florida corporation, who is personally known to me,
                     --------------------------

                              Signature of Person Taking Acknowledgment

                              /s/ Michael M. Wallack

                                  MICHAEL M WALLACK
                                  MY COMMISSION #CC 544401
                                  EXPIRES: April 8, 2000


State of Florida
 County of Broward

          The foregoing instrument was acknowledged before me this 9th day of December, 1997, by DIANE BLOOM as President of OCEAN PALMS DEVELOPMENT, a Florida corporation, who is personally known to me,
                     --------------------------

                              Signature of Person Taking Acknowledgment

                              /s/ Michael M. Wallack

                                  MICHAEL M WALLACK
                                  MY COMMISSION # CC 544401
                                  EXPIRES: April 8, 2000